Exhibit 10.8
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THIS  SUPPLEMENTAL  DEED OF  GUARANTEE  is made this 17th day of January 2001 by
GUILDSOFT LIMITED a company registered under the laws of England and Wales under company number 02567351 with its registered office at Unit A, The Software
Centre, East Way, Lee Mill Industrial Estate, Ivybridge, Devon PL21 9PE (the "Guarantor") in favour of SILICON VALLEY BANK a California chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 USA (the "Bank")

WHEREAS:

(A) This Deed is supplemental to the Deed of Guarantee dated 27 December 1999 and made between the same parties as this Deed (the "Principal Deed")

(B) At the request of (inter alia) the Guarantor the Bank has agreed to vary the terms of the Loan Agreements (as defined in the Principal
         Deed) and the Guarantor has agreed to vary the terms of the Principal Deed in manner hereafter appearing

WITNESSES as follows:

1.       INTERPRETATION

1.1 In this Deed words and expressions defined in the Principal Deed shall have the same meanings herein.

1.2      "Effective Date" means 29 December 2000.

2.       AMENDMENT

2.1 As from the Effective Date the Principal Deed shall be amended by the deletion of Clause 1(i) and substitution of the following:-

         "(i) the expression the "Loan Agreements" means the Amended and Restated Loan and Security Agreement dated 16 March 1999 made between the Bank and the Principal and Personics Corporation as amended by the Loan Modification Agreement dated of even date herewith and made between Datawatch Corporation and the Bank and the Export-Import Loan and Security Agreement of even date herewith made between (inter alia) the Bank and Datawatch Corporation as each of them may be amended, renewed and/or restated from time to time."

2.2 Save as amended by Clause 2.1 above, all the terms of the Principal Deed shall remain in full force and effect.

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3.       MISCELLANEOUS

Where the context admits the provisions of Clause 1 of the Principal Deed (Interpretation) and the provisions of Clause 22 of the Principal Deed (Law and Jurisdiction) shall apply (mutatis mutandis) to this Deed.

IN WITNESS whereof this Deed has been executed as a deed and delivered by the parties hereto on the day and year first before written.


EXECUTED AND DELIVERED as a Deed by
GUILDSOFT LIMITED acting by:-


 /s/  Bruce R. Gardner
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Director

 /s/  John F. Cave
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Director/Secretary



EXECUTED AND DELIVERED as a Deed by
SILICON VALLEY BANK by:-


 /s/  Maggie Garcia                                        .
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A person authorised under the laws of
California to execute and deliver a
document as a deed